United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

March 7, 2007

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Date of Report

[Date of Earliest Event Reported]

KENTEX PETROLEUM, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-30955	95-3848122
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4685 S. Highland Drive, Suite #202

Salt Lake City, Utah 84117

(Address of Principal Executive Offices)

(801) 278-9424

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by or on behalf of our Company. Our Company and our representatives may from time to time make written or oral statements that are “forward-looking,” including statements contained in this Current Report and other filings with the Securities and Exchange Commission and in reports to our Company’s stockholders. Management believes that all statements that express expectations and projections with respect to future matters, as well as from developments beyond our Company’s control including changes in global economic conditions are forward-looking statements within the meaning of the Act. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and business performance. There can be no assurance, however, that management’s expectations will necessarily come to pass. Factors that may affect forward- looking statements include a wide range of factors that could materially affect future developments and performance, including the following:

Changes in Company-wide strategies, which may result in changes in the types or mix of businesses in which our Company is involved or chooses to invest; changes in U.S., global or regional economic conditions, changes in U.S. and global financial and equity markets, including significant interest rate fluctuations, which may impede our Company’s access to, or increase the cost of, external financing for our operations and investments; increased competitive pressures, both domestically and internationally, legal and regulatory developments, such as regulatory actions affecting environmental activities, the imposition by foreign countries of trade restrictions and changes in international tax laws or currency controls; adverse weather conditions or natural disasters, such as hurricanes and earthquakes, labor disputes, which may lead to increased costs or disruption of operations.

This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative, but by no means exhaustive. Accordingly, all forward-looking statements should be evaluated with the understanding of their inherent uncertainty

Item 1.01 Entry into a Material Definitive Agreement.

(a) Effective as of March 7, 2007, the Company (“Kentex,” the “Company,” “we,” “our,” “us” and words of similar import) executed an Agreement and Plan of Merger (the “Merger Agreement” and the “Merger”) among Kentex; Kentex Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of Kentex (“Merger Subsidiary”); Northern Oil and Gas, Inc., a Nevada corporation (“Northern Oil”); and the shareholders of Northern Oil (the “Northern Oil Shareholders”). Pursuant to the Merger Agreement, the Merger Subsidiary will be merged with and into Northern Oil with Northern Oil being the surviving corporation and becoming a wholly-owned subsidiary of Kentex. The Merger will become effective at the time such filing is made or, if agreed to by Kentex and Northern Oil, such later time or date set forth in the Articles of Merger (the “Effective Time”). Capitalized terms shall have the meaning ascribed to them in the Merger Agreement unless indicated otherwise herein.

Pursuant to the Merger Agreement:

1.           Each of the shares of common stock of Northern Oil issued and outstanding immediately prior to the Effective Time will be converted into the right to receive one (1) share of Kentex or an aggregate of 21,173,013 shares of common stock of Kentex, par value $0.001 per share (“Kentex Common Stock”), including shares issued pursuant to the Minimum Offering.

2.           All stock options, warrants, convertible debt, other convertible securities or other rights to acquire shares of Northern Oil, amounting to 1,100,000 $1.05 options to acquire shares of Northern Oil common stock (collectively “Northern Oil’s Convertible Securities”) outstanding at the Effective Time, whether or not exercisable and whether or not vested, shall remain outstanding following the Effective Time but shall be assumed by Kentex. Northern Oil’s Convertible Securities so assumed by Kentex shall continue to have, and be subject to, the same terms and conditions as set forth in the underlying Northern Oil Convertible Securities documents, but will be convertible into shares of Kentex Common Stock as described in the Northern Oil Disclosure Schedule.

3.           Except as expressly set forth herein, each share of any other equity interest of Northern Oil (other than Northern Oil common stock) will be canceled without payment of any consideration therefor and without any conversion thereof.

4.           Each share of common stock of Merger Subsidiary, par value $1.00 per share, issued and outstanding immediately prior to the Effective Time will be canceled as of the Effective Time.

5.           Each share of Northern Oil common stock issued and outstanding immediately prior to the Effective Time that is then owned beneficially or of record by Kentex, Merger Subsidiary, or any direct or indirect subsidiary of Kentex or Merger Subsidiary will be canceled without payment of any consideration therefor and without any conversion thereof. Furthermore, at the Effective Time, one (1) share of Northern Oil common stock shall be issued to Kentex.

6.           Northern Oil will pay to certain Kentex shareholders and consultants $415,000 under a Principal Shareholders Agreement that is a condition of the Merger Agreement.

7.           As part of the Principal Shareholders Agreement, immediately following the closing, these same shareholders of Kentex have also agreed to exchange approximately 1,680,000 additional shares of Kentex Common Stock in consideration of the issuance of approximately 1,310,075 shares of newly “restricted securities” that are shares of Kentex Common Stock, in consideration of compromising certain claims for (i) expenses advanced to Kentex by any of them; (ii) any other claims that any of them may have against Kentex; (iii) their agreement to enter into a twenty-four (24) month Lock-Up/Leak-Out Agreement covering the resale of these shares; and (iv) the granting of certain registration rights regarding an aggregate of 250,000 of these shares, and demand registration rights to cover all of these shares, in the event it is subsequently determined that no resale of these person’s shares can be made unless made pursuant to an effective registration statement.

8.           All shares of Kentex Common Stock held by pre-Merger officers, directors, affiliates and consultants are subject to a twenty-four (24) month Lock-Up/Leak-Out Agreement. This Lock-Up/Leak-Out Agreement provides that, after such shares become available for resale pursuant to Securities and Exchange Commission Rule 144, sales may only be made during the leak-out period in accordance with leak-out provisions, which include a price floor, broker’s transactions and a manner of sale requirement, and allow no more than 1/12th of the holdings to be sold on a cumulative basis for a period of twelve (12) months. For example, in the second month of the leak-out period, 2/12th of the shares governed by the Lock-Up/Leak-Out Agreement would be available for resale.

9.           Up to 250,000 shares of the Kentex Common Stock retained by the pre-Merger shareholders carry so-called “piggyback” registration rights, which give the shareholders the right to include such shares in any registration statement filed by the Company with the Securities and Exchange Commission within twelve (12) months after the closing of the Merger. Such shares will also be subject to a Lock-Up/Leak-Out Agreement commencing on the date of the effectiveness of such a registration statement and expiring twelve (12) months following the date of the closing of the Merger. For example, if the registration statement becomes effective six (6) months following the closing of the Merger, one-sixth (1/6) of the shares governed by the Lock-Up/Leak-Out Agreement would be available on a cumulative basis for the remaining six (6) months of the leak-out period. This Lock-Up/Leak-Out Agreement will also include manner of sale and broker’s transactions requirements and a price floor.

As a condition to the closing of the Merger Agreement, Northern Oil has completed the sale of not less than 2,000,000 shares of Northern Oil at a price of $1.05 per share for minimum aggregate gross proceeds of $2,100,000 (the “Minimum Offering”), pursuant to Northern Oil’s Confidential Private Placement Memorandum dated November 7, 2006, and supplemented on January 10, 2007.

The Board of Directors of Kentex unanimously approved the Merger and related agreements.

During the course of its deliberations regarding the Merger, the Board of Directors considered a number of factors relevant to the Merger, such as Northern Oil’s business history, financial condition and intellectual property, the terms of the Merger, and historical information concerning Northern Oil’s business, financial performance and condition, operations, technology, management and competitive position; and also considered, among other factors, the following, in determining that the Merger should be adopted, ratified and approved:

*	the long-term interests of the Company and its shareholders;

*              information concerning the business prospects and oil leases and financial condition of the Company and Northern both individually and on a combined basis;

*              the strength of the prospective management members that Northern could bring to the reorganized Company along with its business model;

*	Northern’s current management’s ability to raise funds for the businesses;

*              the terms of the Merger Agreement, including that the Merger will likely qualify as a tax-free reorganization for federal income tax purposes;

*              the projected relative ownership interests of the Company’s shareholders and Northern shareholders in the Company immediately following the Merger;

*	the interests, if any, of the directors and executive officers of the Company or Northern in the Merger;

*	the likelihood that the Merger would be consummated;

*              The Company’s desire to find an attractive candidate for a reorganization or merger that would be beneficial to it and its shareholders; and

*	The $2,100,000 funding requirement of Northern as a condition to the Closing of the Merger;

A copy of the Merger Agreement accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such references. See Item 9.01, Exhibit 2.1.

Item 7.01 Regulation FD Disclosure.

See Exhibit 99.1, Press Release dated March 7, 2007, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements of Northern Oil will be provided within four (4) business days of the closing of the Merger.

(b) Pro forma financial information.

The required pro forma financial statements of the Company and Northern Oil, taking into account the Merger, will be provided within four (4) business days of the closing of the Merger.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTEX PETROLEUM, INC.

Date:	03/07/07	/s/ Sarah E. Jenson
Sarah E. Jenson
President and Director